Exhibit No. 3

[NUMBER]	[COMPANY LOGO] RENAISSANCE LEARNINGTM, INC. Better Data, Better Learning	[SHARES]
	INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 75968L 10 5

This certifies that

is the owner of
FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF RENAISSANCE LEARNING, INC.

transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.

Dated:

/s/ Judith A. Paul	[CORPORATE SEAL]	/s/ Terrance D. Paul	/s/ Mary T. Minch
CHAIRMAN		CHIEF EXECUTIVE OFFICER	SECRETARY

Countersigned and Registered:

Wells Fargo Bank, N.A.

Transfer Agent and Registrar

By:

/s/ Lennie M. Kaufman

Authorized Signature

____________________________________________________________________________________________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UTMA –	Custodian
TEN ENT – as tenants by entireties		(Cust)	(Minor)
JT TEN – as joint tenants with right of		Under Uniform Transfers to Minors
survivorship and not as tenants in common		Act: __________
(State)

Additional abbreviations may also be used though not in above list.

____________________________________________________________________________________________________________

For value received	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED.  GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE